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                                                                 EXHIBIT (h)(10)

                                   FORM OF
                            SCHEDULE OF PORTFOLIOS
                               AGENCY AGREEMENT

                              Blue Chip Portfolio
                          Aggressive Growth Portfolio
                          Aggressive Equity Portfolio
                          Emerging Markets Portfolio
                        Diversified Research Portfolio
                          Small-Cap Equity Portfolio
                       International Large-Cap Portfolio
                               Equity Portfolio
                          I-Net Tollkeeper Portfolio
                         Financial Services Portfolio
                           Health Sciences Portfolio
                             Technology Portfolio
                         Telecommunications Portfolio
                           Multi-Strategy Portfolio
                            Equity Income Portfolio
                              Growth LT Portfolio
                           Strategic Value Portfolio
                             Focused 30 Portfolio
                            Mid-Cap Value Portfolio
                         International Value Portfolio
                        Capital Opportunities Portfolio
                           Mid-Cap Growth Portfolio
                            Global Growth Portfolio
                            Equity Index Portfolio
                           Small-Cap Index Portfolio
                                REIT Portfolio
                            Managed Bond Portfolio
                        Government Securities Portfolio
                            Money Market Portfolio
                           High Yield Bond Portfolio
                           Large-Cap Value Portfolio


Effective             , 2001 agreed to and accepted by:
          ------------

PACIFIC SELECT FUND

By:                                    Attest:
   ----------------------------------         -------------------------------
   Name:  Thomas C. Sutton                    Name:  Audrey L. Milfs
   Title: Chairman of the Board and           Title: Secretary
          Trustee


STATE STREET BANK AND TRUST COMPANY
OF CALIFORNIA, N.A.

By:                                    Attest:
   ----------------------------------         -------------------------------
                                              By:


STATE STREET BANK AND TRUST COMPANY

By:                                    Attest:
   ----------------------------------         -------------------------------
                                              By: